                                                         Exhibit 99
                            EXHIBIT INDEX

     EXHIBIT
     NUMBER                       DESCRIPTION
    ---------                    -------------
       3(a)   Articles of Incorporation of the Company
              (Incorporated by reference to Exhibit 3(a) of the Company's Registration Statement No. 33-24398 on
              Form S-1).

       3(b) Bylaws of the Company (Incorporated by reference to Exhibit 3(b) of the Company's Registration
              Statement No. 33-24398 on Form S-1).

       4(a) Copy of Note Agreement dated as of August 1, 1993, providing for the issuance and sale of $25 million of 6.68% term notes ("Term Notes", incorporated by reference to Exhibit 4.1 to the Company's Report on Form 10-Q for the quarter ended September 30,
              1993).

       4(b)   Copy of Term Notes dated August 27, 1993
              (incorporated by reference to Exhibit 4.2 to the Company's Report on Form 10-Q for the quarter ended
              September 30, 1993).

       9(a) Copy of Cray Family Trust (Incorporated by reference to Exhibit 9(a) of the Company's
              Registration Statement No. 33-22600 on Form S-4).

      10(a) Summary of informal cash bonus plan (incorporated by reference to the summary contained in the Company's Proxy Statement dated September 12, 1994, which is incorporated by reference into Part III of this Form 10-K).

     10(b)    Executive Stock Bonus Plan as amended June 15, 1992
              (incorporated by reference to Exhibit 10(b) to the Company's Form 10-K for the year ended June 30,
              1992).

     10(c)    Information contained in the Midwest Grain
              Products, Inc. 1994 Annual Report to Stockholders that is incorporated herein by reference.

        22    Subsidiaries of the Company other than
              insignificant subsidiaries:

                                                     State of
                                                  Incorporation
                Subsidiary                       or Organization
                ----------                       ---------------
    Midwest Solvents Company of Illinois, Inc.       Illinois
    Midwest Grain Pipeline, Inc.                     Kansas
    Midwest Grain Products of Illinois, Inc.         Illinois
    Midwest Purchasing Company, Inc.                 Illinois

        25 Powers of Attorney executed by all officers and directors of the Company who have signed this report on Form 10-K (incorporated by reference to the signature pages of this report).

        27 Midwest Grain Products Financial Data Schedule as at June 30, 1994 and for the year then ended.